10f-3 Transactions


Fund:   Value Portfolio
Issuer: Hercules inc. Convertible Preferred
Ticker:  HPC.PP
Principal Amount:  $400,000,000
Amount Purchased: $280,000
Trade date:   7/22/1999
Price:   $1,000
Broker:   Montgomery Securities
Underwriting spread    2.75%

Fund:   Value Portfolio
Issuer: Goldman Sachs
Ticker:  GS
Principal Amount:  $3,657,000
Amount Purchased: $180,200
Trade date:   5/03/1999
Price:   $53.00
Broker:   Goldman Sachs
Underwriting spread    4.25%

Fund:   Value Portfolio
Issuer: Engelhard Corporation
Ticker:  EC
Principal Amount:  $546,000,000
Amount Purchased: $473,850
Trade date:   5/18/1999
Price:   $19.50
Broker:   Morgan Stanley
Underwriting spread    4.00%

Fund:   Value Portfolio
Issuer: Engelhard Corporation
Ticker:  EC
Principal Amount:  $546,000,000
Amount Purchased: $1,950
Trade date:   5/18/1999
Price:   $19.50
Broker:   Donaldson Lufkin Jenrette
Underwriting spread    4.00%


Fund:   Value Portfolio
Issuer: American National Can Group, Inc.
Ticker:  CAN
Principal Amount:  $510,000,000
Amount Purchased: $382,500
Trade date:   7/28/1999
Price:   $17.00
Broker:   First Boston
Underwriting spread    5.00%


Fund  International Equity
Underwriter  DB Alex Brown
Name of issuer  Clariant
Title of security CLN.SW
Date of offering 7-8-99
Amount of  Total Offering $1,400,000,000
Unit Price  645chf
Underwriting Spread or Commission 5.16CHF
Dollar Amount of Purchased $74,000
Number of Shares Purchased  180
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund &
 other
    Investment companies advised by the Adviser or any
 Subadvisor
    0.37
Sum 0f (14)and (15)  0.38
% of Portfolio Assets applied to the Purchase   .5
Is the adviser, any subadvisor or any person of which the
  Adviser or subadvisor is an affiliated person, a manager or
  Comanager of the offering?  NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadvisor or any person of whom the adviser
Or subadvisor is an affiliated person?  NO



Fund  International Equity
Underwriter  DB Alex Brown
Name of issuer  Old Mutual
Title of security OLM.LN
Date of offering 7-9-99
Amount of  Total Offering $2,300,000,000
Unit Price  120p
Underwriting Spread or Commission .135p
Dollar Amount of Purchased $163,417
Number of Shares Purchased  87700
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.01
% of Offering Purchased by other Portfolio of the Fund &
 other
    Investment companies advised by the Adviser or any
Subadvisor
    0.51
Sum 0f (14)and (15)  0.52
% of Portfolio Assets applied to the Purchase   1
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadvisor or any person of whom the adviser
Or subadvisor is an affiliated person?  NO



Fund  International Equity
Underwriter  DB Alex Brown
Name of issuer  Acea
Title of security ACEA.IM
Date of offering 7-16-99
Amount of  Total Offering $800,000,000
Unit Price  8.95 EUR
Underwriting Spread or Commission .1811 EUR
Dollar Amount of Purchased $37,500
Number of Shares Purchased  4100
Years of Continuous Operation  3+
% of Offering Purchased by Portfolio  0.00
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadvisor
    0.337
Sum 0f (14)and (15)  0.34
% of Portfolio Assets applied to the Purchase   1.6
Is the adviser, any subadvisor or any person of which the Adviser or subadvisor is an affiliated person, a manager or Comanager of the offering? Yes
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadvisor or any person of whom the adviser Or subadvisor is an affiliated person? NO


Fund Mid-Cap Growth
Security  Insight Communications
Date of Transaction 7/19/99
Purchase Price per Unit  24.50
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 563,500,000
 Total Amount of Purchase  122,500
Purchase as a % of Offering  0.02%
Purchase as a % Fund Assets  0.25%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer who securities were purchased DLJ

Fund Mid-Cap Growth
Security Dycom Industries
Date of Transaction 5/14/99
Purchase Price per Unit  48.50
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 130,950,000
 Total Amount of Purchase  208,550
Purchase as a % of Offering  0.16%
Purchase as a % Fund Assets  0.40%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Naionsbanc Montgomery

Fund Mid-Cap Growth
Security Biovail
Date of Transaction 10/15/99
Purchase Price per Unit  51.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 255,000,000
 Total Amount of Purchase  306,000
Purchase as a % of Offering  0.12%
Purchase as a % Fund Assets  0.61%
Name of Affiliated Broker/dealer in Syndicate
	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      DLJ

Fund Mid-Cap Growth
Security Martha Stewart Living
Date of Transaction 10/18/99
Purchase Price per Unit  18.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 129,600,000
 Total Amount of Purchase  1,800
Purchase as a % of Offering  0.00%
Purchase as a % Fund Assets  0.00%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Bear Stearns & Co


Fund Mid-Cap Growth
Security Adelphia Communications
Date of Transaction 10/01/99
Purchase Price per Unit  57.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 342,000,000
 Total Amount of Purchase  370,500
Purchase as a % of Offering  0.11%
Purchase as a % Fund Assets  0.74%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Salomon Smith Barney

Fund Mid-Cap Growth
Security Intertrust
Date of Transaction 10/26/99
Purchase Price per Unit  18.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 117,000,000
 Total Amount of Purchase  7,200
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Salomon Smith Barney



Fund Mid-Cap Growth
Security  Illiminet
Date of Transaction 10/07/99
Purchase Price per Unit  19.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 74,100,000
 Total Amount of Purchase  5,700
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        DLJ


Fund Mid-Cap Growth
Security  Stramedia Network
Date of Transaction 5/25/99
Purchase Price per Unit  15.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 105,000,000
 Total Amount of Purchase  4,500
Purchase as a % of Offering  0.00%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        Goldman Sachs

Fund Mid-Cap Growth
Security  Marimba
Date of Transaction 4/29/99
Purchase Price per Unit  20.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 80,000,000
 Total Amount of Purchase  4,000
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        CS First Boston

Fund Mid-Cap Growth
Security  Time Warner Telecom
Date of Transaction 5/11/99
Purchase Price per Unit  14.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 252,000,000
 Total Amount of Purchase  44,800
Purchase as a % of Offering  0.02%
Purchase as a % Fund Assets  0.09%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        Lehman Brothers

Fund Mid-Cap Growth
Security  Extreme Networks
Date of Transaction 4/8/99
Purchase Price per Unit  17.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 85,000,000
 Total Amount of Purchase  8,500
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.02%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        BancBoston Robertson


Fund Mid-Cap Growth
Security  TD Waterhouse
Date of Transaction 6/23/99
Purchase Price per Unit  24.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 1,008,000,000
 Total Amount of Purchase  254,400
Purchase as a % of Offering  0.03%
Purchase as a % Fund Assets  0.48%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
        CS First Boston



Fund Mid-Cap Growth
Security  Forest Oil
Date of Transaction 8/17/99
Purchase Price per Unit  15.44
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 138,937,500
 Total Amount of Purchase  226,931
Purchase as a % of Offering  0.16%
Purchase as a % Fund Assets  0.47%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Goldman Sachs

Fund Mid-Cap Growth
Security  Devon Energy
Date of Transaction 9/22/99
Purchase Price per Unit  40.50
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 400,950,000
 Total Amount of Purchase  218,700
Purchase as a % of Offering  0.05%
Purchase as a % Fund Assets  0.45%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      CS First Boston

Fund Mid-Cap Growth
Security  Genentech
Date of Transaction 7/20/99
Purchase Price per Unit  97.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 1,940,000,000
 Total Amount of Purchase  164,900
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.33%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      J.P. Morgan

Fund Mid-Cap Growth
Security  Net Two Phone
Date of Transaction 7/29/99
Purchase Price per Unit  15.00
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 81,000,000
 Total Amount of Purchase  3,000
Purchase as a % of Offering  0.00%
Purchase as a % Fund Assets  0.01%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      Bear, Stearns & Co.

Fund Mid-Cap Growth
Security Farichild Semiconductor
Date of Transaction 8/31/99
Purchase Price per Unit  18.50
Amount of commission per unit 0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering 370,000,000
 Total Amount of Purchase  157,250
Purchase as a % of Offering  0.04%
Purchase as a % Fund Assets  0.32%
Name of Affiliated Broker/dealer in Syndicate
Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased
      CS First Boston

Fund International Equity Portfolio
Security Name  ICICI Limited(American Depository Shares)
Name of Underwriter from whom Purchased Merrill Lynch
Name of Affiliated Participating Dealer jardine Fleming
Date of Offering 9/22/99
Amount of total offering 29,761,574 shares
Purchase Price(net of fees and expenses) US$9.80
Offering Price   US$9.80
Commission 4.00%
Dollar Amount  US$26,538.40
% of Assets of Fund*  0.06%
Shares Purchased  2,708 shares
% of Offering Purchased  0.0091%
Seasoned or Unseasoned Seasoned
Manager or Co-Manager  Yes

* % of assets is based on 9/30/99 market value not trade date market value


Fund International Equity Portfolio
Security Name  Korea Telecom Corp(American Depository Shares)
Name of Underwriter from whom Purchased Morgan Stanley
Name of Affiliated Participating Dealer jardine Fleming
Date of Offering 5/25/99
Amount of total offering 90,191,012 shares
Purchase Price(net of fees and expenses) US$27.56
Offering Price   US$30.3125
Commission 2.00%
Dollar Amount  US$27,560.00
% of Assets of Fund*  0.06%
Shares Purchased  1,000 shares
% of Offering Purchased  0.0011%
Seasoned or Unseasoned Seasoned
Manager or Co-Manager  Yes

* % of assets is based on 5/31/99 market value not trade date market value


Fund International Equity Portfolio
Security Name  Telstra Corp Limited(Installment receipt)
Name of Underwriter from whom Purchased CS First Boston
Name of Affiliated Participating Dealer Jardine Fleming
Date of Offering 10/18/99
Amount of total offering 2,133,288,285 shares
Purchase Price(net of fees and expenses) AU$4.75
Offering Price   AU$4.75
Commission 0.84%
Dollar Amount  US$21,546.51
% of Assets of Fund*  0.05%
Shares Purchased  7,000 shares
% of Offering Purchased  0.0002%
Seasoned or Unseasoned Seasoned
Manager or Co-Manager  Yes

* % of assets is based on 10/31/99 market value not trade date market value



Fund Small-Cap Value
Name of Underwriter
Name of Issuer American national Can Group
Title of Security
Date of first offering 7/28/99
Amount of total offering 30,000,000 shares
Unit price $17.00
Underwriting spread or commission
Rating N/a


1. Name of Portfolio SunAmerica Style Select Series, Inc.
        Value Portfolio
2. Name of issuer    The Goldman Sachs Group, Inc.
3. Date of Purchase 5/3/99
4. Underwriter from whom purchased Goldman Sachs
5. Affiliated Underwriter managing or participating in underwriting syndicate Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?  YES
7. Aggregate principal amount of purchase by all investment companies advised by the adviser or subadvisor: 304,400
8. Aggregate principal amount of offering: 69,000,000
9. Purchase price ( net of fees and expenses): $53.00
10.Date offering commenced: 5/3/99
11.Offering price at close of first day on which any sales
   were made:  $53.00
12.Commission, spread or profit:  $2.25/per share
13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;  yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or
Sold in an eligible Rule 144A offering?
(see Appendix B to the Rule 10f-3 Procedures for
definitions of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of
the first day on which any sales were made, at a price
that is not more than the price paid by each other
purchaser of securities in that offering or in any
concurrent offering of the securities (except, in the case
of an eligible foreign offering, for any rights to purchase
that are required by law to be granted to existing security
holders of the issuer); OR   YES
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR   yes
     2) If the securities purchased were sold in an eligible 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadvisor did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a benefiaciary of the sale; OR yes
(2) With respect to the purchase of Eligible Municpal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to the appropraite Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees? yes



1. Name of Portfolio SunAmerica Style Select Series, Inc.
        Value Portfolio
2. Name of issuer    Wellpoint Health Networks
3. Date of Purchase 6/28/99
4. Underwriter from whom purchased Morgan Stanley
5. Affiliated Underwriter managing or participating in underwriting syndicate Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?  YES
7. Aggregate principal amount of purchase by all investment companies advised by the adviser or subadvisor: 339,600
8. Aggregate principal amount of offering: 10,000,000
9. Purchase price ( net of fees and expenses): $81.00
10.Date offering commenced: 6/28/99
11.Offering price at close of first day on which any sales
   were made:  $81.00
12.Commission, spread or profit:  $1.8225/per share
13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;  yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or
Sold in an eligible Rule 144A offering?
(see Appendix B to the Rule 10f-3 Procedures for
definitions of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of
the first day on which any sales were made, at a price
that is not more than the price paid by each other
purchaser of securities in that offering or in any
concurrent offering of the securities (except, in the case
of an eligible foreign offering, for any rights to purchase
that are required by law to be granted to existing security
holders of the issuer); OR   YES
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR   yes
     2) If the securities purchased were sold in an eligible
     144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadvisor did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a beneficiary of the sale; OR yes
(2) With respect to the purchase of Eligible Municipal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to the appropriate Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees? yes


Fund Aggressive Growth Portfolio
Underwriter Salomon Smith Barney, Bear Sterns, CIBC,DLJ
Name of issuer Radio Unique Communications Corp
Title of security   Radio Unica Common Stock
Date of 1st Offering  10/18/99
Amount of Total offering  6,840,000
Unit Price  $16.00
Underwriting Spread or commission $8,704.00
Rating  N/A
Maturity N/A
Current Yield N/A
Dollar Amount of Purchases $204,800
Number of shares purchased 12,800
Years of continuous operation 3
%of offering price 0.0187%
%purchased by the other portfolios of the fund and other
investment companies advised by the subadvisor 1.44%
sum 1.4587%
% of portfolio assets applied to purchase .29%
Name id underwriter or dealer from whom purchased
  Salomon Smith Barney
Is the adviser, any subadvisor or any person of which
The advisor or subadvisor is an affiliated person, manager
Or co-manager of offering?    No
Were purchases designated as group Sales or otherwise
allocated to the advisor, any subadvisor or any other
person of whom the advisor or subadvisor is an affiliated
person?   NO